======================================LOGO=====================================

                            LONGLEAF PARTNERS FUNDS

                                 ANNUAL REPORT
                              at December 31, 1997

                                 PARTNERS FUND

                                  REALTY FUND

                                 SMALL-CAP FUND

================================================================================

                                  MANAGED BY:

                      SOUTHEASTERN ASSET MANAGEMENT, INC.

                                  Memphis, TN

                                    CONTENTS


Letter to Shareholders.....................................    2
Longleaf Partners Fund (Partners Fund)
  Performance History......................................    6
  Portfolio Summary........................................    7
  Portfolio Investments....................................    8
  Management Discussion and Analysis.......................   10
  Performance Contributions................................   13
  Financial Reports and Footnotes..........................   30
  Financial Highlights.....................................   42
Longleaf Partners Realty Fund (Realty Fund)
  Performance History......................................   14
  Portfolio Summary........................................   15
  Portfolio Investments....................................   16
  Management Discussion and Analysis.......................   18
  Performance Contributions................................   21
  Financial Reports and Footnotes..........................   30
  Financial Highlights.....................................   42
Longleaf Partners Small-Cap Fund (Small-Cap Fund)
  Performance History......................................   22
  Portfolio Summary........................................   23
  Portfolio Investments....................................   24
  Management Discussion and Analysis.......................   26
  Performance Contributions................................   28
  Financial Reports and Footnotes..........................   30
  Financial Highlights.....................................   42
Report of Independent Accountants..........................   29
Service Directory..........................................   44
Trustees and Officers......................................   45

--------------------------------------------------------------------------------
                            LONGLEAF PARTNERS FUNDS
                             LETTER TO SHAREHOLDERS

TO OUR SHAREHOLDERS:

Report Card for 1997

We are pleased to report that 1997 marked another auspicious year of compounding capital for the Longleaf Partners family of mutual funds. The increases in the three Funds' net asset values were: Partners Fund up 28.3%; Realty Fund up 29.7%; and, Small-Cap Fund up 29.0%. Each Fund's return significantly exceeded Southeastern Asset Management's long-term record and, with the exception of the Partners Fund, outperformed its benchmark index. Furthermore, with inflation quiescent, our investing partners saw their portfolios make material progress on a real basis. The Partners and Small-Cap Funds continue to receive Morningstar's highest "*****" rating while the Realty Fund, too young to be rated, remains one of the top real estate funds since its inception.

Your Funds continue to operate more efficiently. The overall expense ratios declined from: .95% to .94% in the Partners Fund, 1.50% to 1.20% in the Realty Fund, and 1.23% to 1.09% in the Small-Cap Fund.

Pricing vs. Timing

Over the past few years many of you have asked why we have held cash reserves and why cash levels have varied so markedly among the three Longleaf Funds. These inquiries have the benefit of hindsight and imply that owning treasury bills is foolish when it is "obvious the market will rise." We have never intentionally raised cash. Cash levels are the residual of our attempt to own competitively entrenched businesses, managed by competent individuals when their shares are available at significantly discounted prices. When we cannot find those opportunities, cash levels increase. To commit your assets and ours to equities, we require a substantial margin of safety between appraised corporate value and price. This conservative and disciplined approach has served us well for 26 years. We are extremely confident it will in the future.

In 1949, Benjamin Graham, in his seminal work The Intelligent Investor, gave the following sage advice regarding the investment of one's liquidity.

     Since common stocks, even of investment grade, are subject to recurrent and wide fluctuations in their prices, the intelligent investor should be interested in the possibilities of profiting from these pendulum swings. There are two possible ways by which he may try to do this: the way of timing and the way of pricing. By timing we mean the endeavor to anticipate the action of the stock market -- to buy or hold when the future course is deemed to be upward, to sell or refrain from buying when the course is downward. By pricing we mean the endeavor to buy stocks when they are quoted below their fair value and to sell them when they rise above such value. We are convinced that the intelligent investor can derive satisfactory results from pricing . . . We are equally sure that if he places his emphasis on timing, in the sense of forecasting, he will end up as a speculator and with a speculator's financial results.

The "Boffo" 1990's

The United States equity markets, in closing out 1997, have just completed the longest uninterrupted period of compounding in the twentieth century. The S&P 500 has recorded seven consecutive up years, a run unmatched since the index was compiled.

The magnitude of the returns for the past three years is even more amazing. The average annual return of the S&P 500 over that time was 31.2%, the highest ever for three straight years. Only two previous such spans exceeded the 30% annual return barrier: the last three years of the 1920's bull market - 1926, 1927, 1928 - posted a 30.1% per annum profit; and, in the recovery years after the worst bear market in our history - 1933, 1934, 1935 - the S&P 500 grew annually at 30.9%. You should clearly remember our recent 1990's experience. We firmly believe it is unlikely to be repeated soon, if ever again in our lifetimes.

Our mission is to grow capital at the highest possible rate commensurate with the fewest risks. Our goal has never been to beat an index but, rather, to select one qualifying investment at a time with the requisite undervaluation we demand. As a by-product of this approach we have done well in absolute terms. Our firm has outperformed the market most years, and our long-term returns have significantly exceeded the indices. Currently we are delivering historically high absolute numbers with below-average risk. The most likely future scenario is that today's good absolute results will be tough to match. Ironically, those who care more about relative performance will probably be happier than they are now, even though we are likely to see a lower rate of return.

Businesses, People, Price vs. Asset Allocation

Roger Lowenstein's "Intrinsic Value" column in The Wall Street Journal is one of the most on-the-money reads we know. We encourage you not to miss his weekly contribution to sensible investing. Late last year he penned a wonderful piece on the current folly many pursue in mindlessly investing their assets in the international arena for the sake of asset allocation. We include various excerpts for your edification.

     What faddish bit of investing "wisdom" was exposed as nonwisdom in 1997? Easy. For years, financial planners have been saying that it is indispensable for ordinary Americans to invest all over the planet. They dressed up the argument with attractive pie charts - so slick you almost forgot they were talking about putting your money in markets you know nothing about . . . Thus, the "sound" investor is defined as one who has moved a goodly chunk of his money out of the society he knows to countries with which he is unfamiliar, each according to their market weights. Indeed, not to put assets in such terra incognita is deemed to be "unsound" . . .

     None of these experts has a bulb so dim that cannot recite that as Asia's collapse was unexpected so may be the next region's boom. This is like saying that because you never know which lottery ticket will hit, you should buy them all. To be sure, gambling on every country is wiser than gambling on one. But not gambling at all is wiser still. Meaning that investing in selected securities that meet a price and value test is to my mind safer than treating your portfolio like a food fair.

     It is of course, possible to intelligently invest overseas . . . And the burden of proof should be higher away from home . . . The difference between finding an undervalued societe (company) in France and deciding in advance to allocate cash to the Paris Bourse is night and day. And the latter is what planners are pushing.

     Alas, profits don't accrue to categories; they are earned, singly, by companies.

There are a number of individual offshore companies whose economics have appeal and whose shares are extremely undervalued. As a result, Southeastern Asset Management is aggressively pursuing the introduction of Longleaf Partners International Fund. We will inform you when it is available for investment. We will commit a significant amount of our own capital for opportunistic reasons, not because we think we should have foreign exposure. If the business, the people and the price aren't right, Longleaf will not participate.

Investment Opportunity in Asia

As you will see when reviewing the Partners and Small-Cap Funds' holdings, we have quite successfully established positions in several extremely over-capitalized and very undervalued Japanese property and casualty insurance companies. These shares were available at prices reminiscent of those in the 1974 U.S. market. We paid nothing for the underwriting businesses and received the excess cash and depressed security portfolios for approximately 50% of their marked to market values. While the shares have appreciated handsomely above our cost since the end of the year, they remain dramatically discounted from our appraisals. We have more than adequately hedged the yen exposure associated with our Japanese insurers, thanks to the expanded investment powers that shareholders overwhelmingly granted in our 1997 proxy. We are continuing to search for opportunities that the Asian turmoil may present for all three Funds. However, as said above, the burden of proof is much higher.

Annual Meeting

Our Annual Meeting is scheduled for Wednesday, May 13, at 5:30 p.m. at the Memphis Botanic Garden. We hope to see many of you there. We wish you a very happy New Year and trust each of you will have a healthy and prosperous 1998. As always, we are very appreciative of your long-term support.

Sincerely,
/s/                            /s/                        /s/
O. Mason Hawkins, CFA          G. Staley Cates, CFA       C.T. Fitzpatrick, CFA

Co-Portfolio Manager           Co-Portfolio Manager       Co-Portfolio Manager
--------------------------------------------------------------------------------

Morningstar ratings, updated monthly, reflect historical risk-adjusted performance at 12/31/97, and are calculated from a fund's 3, 5 & 10 year average annual returns in excess of 90-day T-Bill returns with appropriate fee adjustments and a risk factor reflecting performance below 90-day T-Bills. The Partners Fund and Small-Cap Fund each received 5 stars overall and for five years. Partners Fund received 5 stars for ten years and 4 stars for three years. Small-Cap Fund received 5 stars for three years. 676, 1292 and 2332 equity funds were rated for ten, five & three years, respectively. The top 10% of funds in a category receive 5 stars.

For complete performance information, see the "Performance Summary" page for each Fund.

--------------------------------------------------------------------------------
                      PARTNERS FUND - PERFORMANCE HISTORY

                                 LONGLEAF PARTNERS FUND

                                     GRAPH

              Comparison of Change in Value of $10,000 Investment

The line graph required by Item 5A(b) of Form N-1A, entitled "Comparison of Change in Value of a $10,000 Investment" appears in this location. The line graph covers the period from inception of Longleaf Partners Fund on 4/8/87 to 12/31/97, the close of the latest fiscal year. The change in value for the Fund is compared with the S&P 500 Stock Index, the Fund's primary broad-based securities index, and with the Value-Line Index, a secondary securities index. As shown on the graph, the ending results of the changes in value for the Fund, the S&P 500 Stock Index, and the Value-Line Index are, respectively, $53,603, $44,622, and $16,757. The changes in value for the Fund and the S&P 500 Stock Index are shown with all distributions and dividends reinvested. The Value-Line Index is not available with reinvested dividends.


                            AVERAGE ANNUAL RETURNS*
                    FOR THE PERIODS ENDED DECEMBER 31, 1997

                                    Partners   S&P 500   Value-Line
                                      Fund      Index      Index
                                    --------   -------   ----------
Most Recent Quarter                  (2.64)%     2.88%     (2.77)%
One Year                             28.25      33.36      21.06
Three Years                          25.55      31.15      17.86
Five Years                           21.38      20.25      11.24
Ten Years                            19.94      18.03       8.46

* The average annual returns for the Longleaf Partners Fund and the S&P 500 are shown with all dividends and distributions reinvested; the Value-Line Index is not available with reinvested dividends. The indices shown are unmanaged. Past performance is no guarantee of future performance, and the value of an investment when redeemed may be more or less than the purchase price.

--------------------------------------------------------------------------------
                       PARTNERS FUND - PORTFOLIO SUMMARY

                             FIVE LARGEST HOLDINGS
                        (REPRESENTS 46.9% OF NET ASSETS)

KNIGHT-RIDDER, INC. (KRI)                                                  13.0%
One of the largest newspaper publishers in the U.S. and a worldwide provider of electronic information services.

U S WEST MEDIA GROUP (UMG)                                                 13.0%
Cable and communications company whose focus is providing a single line to the home for multiple services including voice, video and Internet access.

FEDERAL EXPRESS CORPORATION (FDX)                                           7.6%
Integrated air-ground transportation company providing overnight and second-day delivery of packages and documents worldwide.

PHILIPS ELECTRONICS N.V. (PHG)                                              6.7%
Owner of 75% of recording company Polygram. Also a leading manufacturer of lighting systems, electronics products including television and stereo equipment, appliances and semiconductors.

WASTE MANAGEMENT, INC. (WMX)                                                6.6%
The world's largest solid waste collection and disposal company with residential, commercial and industrial customers throughout North America.

                               PORTFOLIO CHANGES
                   JANUARY 1, 1997 THROUGH DECEMBER 31, 1997

        NEW HOLDINGS                     ELIMINATIONS
        ------------                     ------------
Host Marriott Corporation     Alexander & Alexander Services Inc.
ITT Corporation               American Stores Company
Mallinckrodt Inc.             Chris-Craft Industries, Inc.
Marriott International, Inc.  Cousins Properties Incorporated
Mitsui Marine and Fire        Ecolab, Inc.
  Insurance Company, Ltd.     ITT Corporation
The News Corporation Limited  Louisiana-Pacific Corporation
The Nippon Fire & Marine      Nabisco Holdings Corp.
  Insurance Company, Ltd.     PaineWebber Group Inc.
U S West Media Group          Safety-Kleen Corp.
The Yasuda Fire and Marine    United HealthCare Corporation
  Insurance Company, Ltd.     USG Corporation
                              Whitman Corporation
                              The Washington Post Company -Class
                                B

--------------------------------------------------------------------------------
                     PARTNERS FUND - PORTFOLIO INVESTMENTS
                              AT DECEMBER 31, 1997

      SHARES                                                    MARKET VALUE
    ----------                                                  ------------
Common Stock 109.8%
                     Beverages 5.7%
     4,604,800       The Seagram Company Ltd. ...............   $148,792,600
                     Broadcasting 6.2%
     7,284,362       The News Corporation Limited............    162,532,327
                     Business Services 0.3%
       279,200   *   The Union Corporation...................      8,777,350
                     Cable 12.9%
    11,686,100   *   U S West Media Group....................    337,436,138
                     Environmental Services 6.6%
     6,236,400       Waste Management, Inc...................    171,501,000
                     Food 9.1%
     3,000,000       The Quaker Oats Company.................    158,250,000
       846,500       Ralston Purina Company..................     78,671,594
                                                                ------------
                                                                 236,921,594
                                                                ------------
                     Lodging 8.9%
     7,552,000   *   Host Marriott Corporation...............    148,208,000
     1,203,800       Marriott International, Inc.............     83,363,150
                                                                ------------
                                                                 231,571,150
                                                                ------------
                     Multi-Industry 8.4%
     1,565,000       Alexander & Baldwin, Inc................     42,744,062
     2,903,800       Philips Electronics N.V.................    175,679,900
                                                                ------------
                                                                 218,423,962
                                                                ------------
                     Natural Resources 6.1%
     1,237,700       The Pioneer Group, Inc..................     34,810,312
     2,900,000       Rayonier Inc.(b)........................    123,431,250
                                                                ------------
                                                                 158,241,562
                                                                ------------
                     Property & Casualty Insurance 7.7%
       112,828   *   Alleghany Corp..........................     32,127,773
    25,046,000       Mitsui Marine and Fire Insurance
                       Company, Ltd..........................    128,291,762
     6,603,000       The Nippon Fire & Marine Insurance
                       Company, Ltd..........................     24,833,408
     3,373,000       The Yasuda Fire and Marine Insurance
                       Company, Ltd..........................     14,475,604
                                                                ------------
                                                                 199,728,547
                                                                ------------

                     See Notes to Financial Statements.

--------------------------------------------------------------------------------
                     PARTNERS FUND - PORTFOLIO INVESTMENTS
                              AT DECEMBER 31, 1997

      SHARES                                                     MARKET VALUE
    ----------                                                  --------------
                     Pharmaceuticals 2.6%
     1,770,350       Mallinckrodt Inc. ......................   $   67,273,300
                     Publishing 13.0%
     6,500,000       Knight-Ridder, Inc.(b)..................      338,000,000

                     Real Estate 5.5%
     6,224,291       TrizecHahn Corporation..................      144,325,748
                     Telecommunications 4.8%
     6,143,637   *   360 degrees Communications Company(b)...      124,024,672
                     Transportation 12.0%
     3,234,800   *   Federal Express Corporation.............      197,524,975
     3,617,600       Kansas City Southern Industries, Inc....      114,858,800
                                                                --------------
                                                                   312,383,775
                                                                --------------
                     TOTAL COMMON STOCKS (COST
                       $2,090,857,614).......................    2,859,933,725
                                                                --------------
Short-Term Obligations 2.8%
Repurchase Agreement with State Street Bank,
  5.0% due 1-2-98............................................       72,999,000
                                                                --------------
TOTAL INVESTMENTS (COST $2,163,856,614)(A)............  112.6%   2,932,932,725
SHAREHOLDER DISTRIBUTION PAYABLE......................  (12.8)    (333,437,885)
OTHER ASSETS AND LIABILITIES, NET.....................    0.2        5,575,335
                                                        -----   --------------
NET ASSETS............................................  100.0%  $2,605,070,175
                                                        =====   ==============
NET ASSET VALUE PER SHARE....................................           $25.98
                                                                ==============

*  Non-income producing security
(a) Also represents aggregate cost for Federal income tax purposes. Aggregate unrealized appreciation and depreciation are $801,685,719 and ($32,609,608), respectively.
(b) Affiliated company. See Note 7.

Open Forward Currency Contracts -- See Note 2

   CURRENCY          CURRENCY SOLD AND         CURRENCY     UNREALIZED
  UNITS SOLD          SETTLEMENT DATE        MARKET VALUE      GAIN
--------------   --------------------------  ------------   ----------
 2,864,692,545   Japanese Yen 1/6/98.......  $22,053,168    $1,861,799
 1,239,727,950   Japanese Yen 1/28/98......    9,576,520       948,380
11,847,114,197   Japanese Yen 2/10/98......   91,695,521     2,259,405
 3,939,690,935   Japanese Yen 2/27/98......   30,570,799       575,181
                                             ------------   ----------
                 Total Forward Contracts...  $153,896,008   $5,644,765
                                             ============   ==========

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
               PARTNERS FUND - MANAGEMENT DISCUSSION AND ANALYSIS
                       BY MASON HAWKINS AND STALEY CATES

1997 was a productive year for Longleaf Partners Fund. In addition to returning 28.3%, we found qualifying investments for much of the Fund's liquidity. While volatility from the turmoil in Asia hindered our returns in the fourth quarter, it should be positive for the long-term owners of the Partners Fund because we gained opportunities to own businesses at very attractive prices.

The Fund's 1997 performance benefitted substantially from our concentrated approach. Four of our five largest holdings at the outset of 1997 provided $265 million or over 40% of the Fund's total $651 million gain. Knight Ridder had a very good advertising year and successfully integrated its papers acquired from Disney. The reforms instituted by Cor Boonstra at Philips continued to improve free cash flow and earnings. Before the market's pullback in October we had begun to reduce our stake in Philips, following our discipline of selling companies as they approach full value. Subsequently, the Asian crisis created fears about the future of some of Philips' segments, and its price declined. The potential problems from Asia have been over-discounted, and we are excited to retain our Philips position at the current price. Federal Express also lost ground with the recent Asian turmoil. Longer term, however, the Far East offers great growth potential for FedEx. Both the residual business FedEx maintained after the UPS strike and the acquisition of Caliber (which competes head-on with UPS' core business), add significantly to intrinsic value. Finally, Wall Street rewarded Quaker Oats for its sale of Snapple and the announced search for a new CEO. Throughout the Snapple debacle, the value of Gatorade and Quaker's food brands continued to grow strongly.

Kansas City Southern also made a significant impact on performance adding a combined $101 million in realized and unrealized gains. The company benefitted from both the expansion of its railroad business as well as growth at its mutual fund companies. The price rose dramatically when KSU decided to split those two businesses into separate companies. During the year we sold part of our holdings, maintaining a core position in the portfolio. We also sold a number of smaller holdings as their prices approached fair value. The combined contribution to 1997 performance from those divested companies was $97 million.

Two of our long-term holdings hindered the Fund's return by a combined $31 million. 360 degrees Communications had a year that disappointed Wall Street. Although cash flow grew nicely throughout the year, 360 degrees remained very undervalued. Seagram lost ground in the fourth quarter as sales in Asia were threatened. Longer term, Asia is much more an opportunity than a negative to the company. Seagram also made a sagacious deal to combine its television production business with Barry Diller's HSN.

The last three years have presented a challenging environment for finding 60c dollars. However, we do not spend our time worrying about or predicting market levels. We look for individual businesses that meet our criteria. When we find one, we buy it. In 1997 we added nine new names to the Fund, and those investments have already benefitted shareholders. The combined contribution to performance from new holdings in 1997 was $130 million or 20% of the total gains. US West Media Group had the most significant impact. We purchased a double position (10% of assets) during the third quarter when the company became mispriced. The cable industry fell out of favor in general, and Wall Street particularly disliked this target stock which is controlled by a regional phone company. US West's announcement that it would spin out the cable company, combined with strong operating results, enabled US West Media Group to provide over $79 million to the Fund's gain. News Corp. is another exciting new opportunity. Rupert Murdoch has delivered incredible returns to his long-term shareholders. The stock became undervalued on fears that Murdoch was overpaying for acquisitions and he received negative press for his U.S. satellite efforts. News Corp.'s assets in broadcasting, certain newspapers and foreign satellite companies are unique and very valuable. Finally, we bought Host Marriott in the fourth quarter. The company owns high-end resort and urban hotels under the Marriott and Ritz-Carlton brand names. It reduced the gains of the Fund by $22 million as hotel and paired-share REITs stole the limelight and their C-Corp. peers were ignored. Host Marriott is a great example of what we look for - a wonderful business with competitive advantages and strong brand names, run by capable owner-operator partners, that is temporarily mispriced for irrational reasons.

The table on the following page provides a more detailed accounting of contributions to performance in 1997.

                                      LOGO

                           [Intentionally Left Blank]

--------------------------------------------------------------------------------
                   PARTNERS FUND - PERFORMANCE CONTRIBUTIONS

The following table delineates the specific dollar contributions of each individual holding to the 28.3% total return for 1997.

                                                              PERCENTAGE
                                              CONTRIBUTION     OF TOTAL
                                                IN 1997      CONTRIBUTION
                                              ------------   ------------
REALIZED GAINS:
  Kansas City Southern Industries, Inc......  $ 40,169,830        6.2%
  Philips Electronics N.V...................    21,767,588        3.3
  PaineWebber Group Inc.....................    20,732,039        3.2
  Nabisco Holdings Corp.....................    18,560,933        2.9
  The Washington Post Company - Class B.....    15,325,054        2.4
  All others, net...........................    42,036,124        6.4
                                              ------------      -----
                                               158,591,568       24.4
                                              ------------      -----
INCREASE (DECREASE) IN UNREALIZED
  APPRECIATION:
  FROM SECURITIES HELD AT DECEMBER 31, 1996:
  Knight-Ridder, Inc........................    89,660,401       13.8
  Kansas City Southern Industries, Inc......    60,990,459        9.4
  Philips Electronics N.V...................    55,326,756        8.5
  Federal Express Corporation...............    53,576,375        8.2
  The Quaker Oats Company...................    44,538,056        6.8
  Ralston Purina Company....................    16,559,656        2.5
  360 DEGREES Communications Company........   (13,535,685)      (2.1)
  The Seagram Company Ltd...................   (17,426,120)      (2.7)
  All others, net...........................    51,155,028        7.9
                                              ------------      -----
                                               340,844,926       52.3
                                              ------------      -----
  FROM NEW HOLDINGS IN 1997:
  U S West Media Group......................    79,435,881       12.2
  The News Corporation Limited..............    32,589,935        5.0
  Marriott International, Inc...............    22,229,256        3.4
  Host Marriott Corporation.................   (21,963,298)      (3.4)
  All others, net...........................    17,706,133        2.8
                                              ------------      -----
                                               129,997,907       20.0
                                              ------------      -----
Net realized and unrealized gain on
  investments...............................   629,434,401       96.7
Net investment income.......................    21,420,547        3.3
                                              ------------      -----
  NET INCREASE IN NET ASSETS RESULTING FROM
     OPERATIONS.............................  $650,854,948      100.0%
                                              ============      =====

--------------------------------------------------------------------------------
                       REALTY FUND - PERFORMANCE HISTORY

                             LONGLEAF PARTNERS REALTY FUND

                                     GRAPH

              Comparison of Change in Value of $10,000 Investment

The line graph required by Item 5A(b) of Form N-1A, entitled "Comparison of Change in Value of a $10,000 Investment" appears in this location. The line graph covers the period from inception of Longleaf Partners Realty Fund on 1/2/96 to 12/31/97, the close of the latest fiscal year. The change in value for the Fund is compared with the Wilshire Real Estate Securities Index and the NAREIT Equity Index. As shown on the graph, the ending results of the changes in value for the Fund, the Wilshire Real Estate Securities Index, and the NAREIT Index are, respectively, $18,251, $16,267, and $16,422. The changes in value for the Fund and these indices are shown with all distributions and dividends reinvested.

                            AVERAGE ANNUAL RETURNS*
                    FOR THE PERIODS ENDED DECEMBER 31, 1997

                                              Wilshire
                                             Real Estate   NAREIT
                                    Realty   Securities    Equity
                                     Fund       Index      Index
                                    ------   -----------   ------
Most Recent Quarter                 (3.09)%     (0.09)%     1.75%
One Year                            29.73       19.85      20.26
Since inception 1/2/96              35.15       28.19      27.58

* The average annual returns shown are calculated with dividend and distributions reinvested. The indices shown are unmanaged. Past performance is no guarantee of future performance, and the value of an investment when redeemed may be more or less than the purchase price.

--------------------------------------------------------------------------------
                        REALTY FUND - PORTFOLIO SUMMARY

                             FIVE LARGEST HOLDINGS
                        (REPRESENTS 36.0% OF NET ASSETS)

HOST MARRIOTT CORPORATION (HMT)                                            10.0%
Owner of over 80 full service Marriott and Ritz Carlton hotels and 30 assisted living centers, most of which are operated by Marriott International.

WELLSFORD REAL PROPERTIES, INC. (WRP)                                       7.2%
A manager, owner and developer whose properties, which are primarily in New Jersey, were spun out from Wellsford Residential Properties, an apartment REIT.

CATELLUS DEVELOPMENT CORPORATION (CDX)                                      6.9%
A diversified real estate company that owns, manages and develops industrial warehouses, offices, apartments and residential communities. CDX has substantial land holdings throughout the U.S.

ARDEN REALTY, INC. (ARI)                                                    6.3%
An office REIT with over 10 million square feet of class A space in southern California.

TIMBERWEST TIMBER TRUST (TBW)                                               5.6%
The largest private timberland owner in Western Canada with over 800,000 acres in British Columbia.

                               PORTFOLIO CHANGES
                   JANUARY 1, 1997 THROUGH DECEMBER 31, 1997

            NEW HOLDINGS                          ELIMINATIONS
            ------------                          ------------
Alexandria Real Estate Equities, Inc.  Alexander & Alexander Services Inc.
Boston Properties Inc.                 Alexander & Baldwin, Inc.
CB Commercial Real Estate              Bradley Real Estate, Inc.
  Services Group, Inc.                 Burnham Pacific Properties
Deltic Timber Corporation              CB Commercial Real Estate
Getty Petroleum Marketing Inc.           Services Group
Getty Realty Corp.                     Essex Property Trust
Host Marriott Corporation              First Fed Financial Corp.
Imperial Credit Commercial             Getty Petroleum Marketing Inc.
  Mortgage Investment                  Heilig Meyers Company
  Company                                (formerly Rhodes, Inc.)
ITT Corporation                        Hilb, Rogal and Hamilton Company
Marriott International, Inc.           Imperial Credit Commercial
Marriott LYONs                           Mortgage Investment Company
Newhall net options                    ITT Corporation
Pacific Forest Products Limited        Knight-Ridder, Inc.
Prime Group Realty Trust               Louisiana-Pacific Corporation
Prime Retail, Inc.                     Pacific Forest Products Limited
Sunburst Hospitality   Corporation     Quaker City Bancorp, Inc.
TimberWest Timber Trust                Reckson Associates Realty Corp.
Trizec Warrants                        Trizec Warrants
Wellsford Real Properties, Inc.        USG Corporation
                                       Wolohan Lumber Co.
                                       Zurn Industries, Inc.

--------------------------------------------------------------------------------
                      REALTY FUND - PORTFOLIO INVESTMENTS
                              AT DECEMBER 31, 1997

      SHARES                                                    MARKET VALUE
    ----------                                                  ------------
Common Stock 93.2%
                     Real Estate Industry 93.0%
                     Diversified Realty 16.6%
     2,558,700   *   Catellus Development Corporation........   $ 51,174,000
       619,100       Forest City Enterprises, Inc. - Class
                     A.......................................     35,985,188
        61,200       Forest City Enterprises, Inc. - Class
                     B.......................................      3,530,475
       783,000       Sizeler Property Investors, Inc.
                     (REIT)(b)...............................      8,221,500
     1,012,300       TrizecHahn Corporation..................     23,472,706
                                                                ------------
                                                                 122,383,869
                                                                ------------
                     Lodging 16.0%
     3,770,100   *   Host Marriott Corporation...............     73,988,212
       102,300       Marriott International, Inc.............      7,084,275
     1,999,600   *   Red Roof Inns, Inc.(b)..................     30,618,875
        41,600   *   Sunburst Hospitality Corporation........        410,800
       558,346   *   Supertel Hospitality, Inc.(b)...........      5,583,460
                                                                ------------
                                                                 117,685,622
                                                                ------------
                     Mortgage Financing 3.3%
       674,500       Bay View Capital Corp.(b)...............     24,450,625
                     Natural Resources/Land 15.3%
     1,427,600   *   Castle & Cooke, Inc.(b).................     24,090,750
       650,000       Deltic Timber Corporation(b)............     17,793,750
       650,000       The Pioneer Group, Inc..................     18,281,250
       261,000       Rayonier Inc............................     11,108,812
     5,701,900       TimberWest Timber Trust(b)..............     41,240,157
                                                                ------------
                                                                 112,514,719
                                                                ------------
                     Office 29.1%
       892,400       Alexandria Real Estate Equities, Inc.
                     (REIT)(b)...............................     28,166,375
     1,507,000       Arden Realty, Inc. (REIT)...............     46,340,250
     1,047,900       Boston Properties Inc. (REIT)...........     34,646,194
       504,900       Cousins Properties Incorporated
                     (REIT)..................................     14,799,881
     1,850,000       Prime Group Realty Trust (REIT)(b)......     37,462,500
     3,398,000   *   Wellsford Real Properties, Inc.(b)(c)...     53,093,750
                                                                ------------
                                                                 214,508,950
                                                                ------------
                     Retail 12.7%
     1,223,800       Getty Realty Corp.(b)...................     27,076,575
       993,800   *   IHOP Corp.(b)...........................     32,298,500
     2,442,100       Prime Retail, Inc. (REIT)(b)............     34,647,294
                                                                ------------
                                                                  94,022,369
                                                                ------------

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
                      REALTY FUND - PORTFOLIO INVESTMENTS
                              AT DECEMBER 31, 1997

      SHARES                                                    MARKET VALUE
    ----------                                                  ------------
                     Non-Realty 0.2%
        14,500   *   White River Corporation.................   $  1,152,750
                                                                ------------
                     TOTAL COMMON STOCKS (COST
                     $598,970,233)...........................    686,718,904
                                                                ------------

    CONTRACTS        Options 1.2%
    ----------
                     Put Options Written
         5,494       Newhall Land and Farming Company,
                     expiring
                     April '99 @ $20 (Premiums received
                     $1,076,268).............................        (60,434)
         2,967       Newhall Land and Farming Company,
                     expiring October '99 @ $25 (Premiums
                     received $709,919)......................       (272,964)
                     Call Options Purchased
         5,494       Newhall Land and Farming Company,
                     expiring
                     April '99 @ $20 (Cost $1,761,493).......      6,499,402
         2,967       Newhall Land and Farming Company,
                     expiring October '99 @ $25 (Cost
                     $1,225,243).............................      2,533,818
                                                                ------------
                                                                   8,699,822
                                                                ------------

    PRINCIPAL        Corporate Bonds 3.0%
      AMOUNT
    ----------
    34,000,000       Marriott International, Inc. Liquid
                     Yield
                     Option Notes (LYONs), zero coupon conv.
                     sub. notes due 2011 (Cost
                     $19,410,087)............................     22,142,500
                                                                ------------
    Short-Term Obligations 6.9%

    U.S. Treasury Bill, 5.03% due 1-2-98.....................     34,995,188

    Repurchase Agreement with State Street Bank, 5.00% due
    1-2-98...................................................     16,179,000
                                                                ------------
                                                                  51,174,188
                                                                ------------
TOTAL INVESTMENTS (COST $670,755,057)(A)..............  104.3%   768,735,414
SHAREHOLDER DISTRIBUTION PAYABLE......................   (4.5)   (32,851,014)
OTHER ASSETS AND LIABILITIES, NET.....................    0.2      1,417,804
                                                        -----   ------------
NET ASSETS............................................  100.0%  $737,302,204
                                                        =====   ============
NET ASSET VALUE PER SHARE....................................         $17.35

*  Non-income producing security
(a) Also represents aggregate cost for Federal income tax purposes. Aggregate unrealized appreciation and depreciation are $122,830,438 and ($24,850,081), respectively.
(b) Affiliated company. See Note 7.
(c) Illiquid security. See Note 8.

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
                REALTY FUND - MANAGEMENT DISCUSSION AND ANALYSIS
              BY C.T. FITZPATRICK, MASON HAWKINS AND STALEY CATES

Longleaf Partners Realty Fund returned 29.7% in 1997, significantly outperforming the Wilshire Real Estate Securities Index's 19.9%. This performance included a fourth quarter decline of 3.1% which was primarily the result of two new investments discussed below.

The real estate industry has undergone several years of unprecedented change. Properties are transitioning from private to public ownership more rapidly than we had anticipated. This enormous flow of capital has created mispricing opportunities because the public capital markets are relatively unsophisticated in evaluating real estate assets. Most properties are treated as commodities which they are not.

Furthermore, those companies creating the most long-term value for shareholders, at the expense of short-term earnings, are being penalized by Wall Street. This dichotomy has allowed us to purchase those companies compounding value more rapidly at discounts. We have been fortunate to acquire sizeable positions in many of these businesses and have concentrated the Fund in our best ideas.

Real estate fundamentals in most geographic areas and property types are well into recovery and many are approaching equilibrium between supply and demand. We are currently finding better opportunities in development versus acquisition biased companies. Most REITs continue to be less attractive than C-Corps. because C-Corps. have much greater flexibility to pursue the value added projects that the majority of REITs avoid. Catellus, our largest single contributor to 1997's return is illustrative. The company is a C-Corp. and receives little coverage from the investment community. Catellus is primarily a development company with significant raw land assets. It was our largest position during much of 1997. The company has benefitted from the rapid recovery in California's real estate market and management's focus on accelerating the development process. As a result, Catellus added over $18 million to the Fund's total $113 million gain in 1997.

Our second largest contributor to 1997 results, Wellsford Real Properties, is also a C-Corp. Wellsford was spun out of a REIT to take advantage of opportunities that REITs are unable or unwilling to pursue. No brokerage firm covers the company. It was a 10% position in the Fund when we purchased it in the second quarter. Wellsford added $18 million to our gain as the company moved forward on numerous redevelopment projects. In addition, late in the year, Wellsford announced a promising joint venture with the Whitehall Street Real Estate Fund.

Forest City Enterprises, also a development company and C-Corp. was the third largest contributor to 1997 performance accounting for over $10 million of the Fund's appreciation. The company benefitted from an anticipated increase in earnings due to completion of projects during the year. Forest City also broke ground on several new, large-scale properties.

A few other concentrated positions positively impacted the Fund's results. IHOP, which was the Realty Fund's largest holding at the outset of 1997, added almost $8.5 million as its emphasis on site locations paid off. Arden was the Fund's fourth largest holding at both the beginning and end of the year. The California real estate recovery and Arden's low cost basis in suburban LA office space helped the company contribute $6.8 million to the portfolio. Bay View, a California savings and loan, steadily built value throughout the year and provided over $8 million to the Fund's gain.

During 1997 we had an unusually large number of sales. The 28.7% turnover rate is higher than we would generally anticipate. We were confronted with an excess of qualifying investments and limited cash resources during the spring and late fall. Consequently, we made the difficult decision to sell companies whose prices more fully reflected fair value to fund the purchase of more deeply discounted new investments. These sales provided over $18 million to the Fund's return.

Proceeds from the companies we sold combined with $500 million of cash inflows enabled us to buy a number of businesses which have already contributed substantially to our results. In addition to Wellsford, these new holdings added over $35 million to the portfolio. As mentioned above, two of our new positions diminished the portfolio's return by $24 million. TimberWest's price declined with the fall of the Asian markets. Lower Japanese demand will cause a decline in short-term revenues. However, its timber acreage will continue to grow (literally) in value. Host Marriott owns superior resort and urban hotels under the Marriott and Ritz-Carlton names and has ample opportunity to grow value through Marriott branded acquisitions and development. Its properties are much more insulated from new supply than other hotel companies that we have evaluated. The company remained undervalued as hotel and paired-share REITs stole the limelight and their C-Corp. peers were ignored. We are confident that both Host Marriott and TimberWest will provide excellent returns over our five year time horizon.

We can continue to compound capital at superior rates of return over the long-term by focusing on individual businesses and maintaining our value discipline. We will make money throughout all phases of the real estate cycle if we purchase good companies, managed by good people at significant discounts to their values. Inevitably, real estate fundamentals will deteriorate in a number of sectors, but a general downturn appears several years away. We would welcome poor property level fundamentals if they caused the market to over-discount companies' inherent values. Currently, the Realty Fund is fully invested and we are finding more real estate companies that meet our criteria than we have cash to buy them.

The table on the following page provides a more detailed accounting of contributions to performance in 1997.

                                      LOGO


                           [Intentionally Left Blank]

--------------------------------------------------------------------------------
                    REALTY FUND - PERFORMANCE CONTRIBUTIONS

The following table delineates the specific dollar contributions of each individual holding to the 29.7% total return for 1997.

                                                             PERCENTAGE
                                             CONTRIBUTION     OF TOTAL
                                               IN 1997      CONTRIBUTION
                                             ------------   ------------
REALIZED GAINS:
  Knight-Ridder, Inc.......................  $  7,731,568        6.9%
  CB Commercial Real Estate Services
     Group.................................     2,857,205        2.5
  All others, net..........................     7,923,136        7.0
                                             ------------      -----
                                               18,511,909       16.4
                                             ------------      -----
INCREASE (DECREASE) IN UNREALIZED
  APPRECIATION:
  FROM SECURITIES HELD AT DECEMBER 31,
     1997:
  Catellus Development Corporation.........    18,690,727       16.6
  Forest City Enterprises, Inc.............    10,251,840        9.1
  IHOP Corp................................     8,458,725        7.5
  Bay View Capital Corp....................     8,122,136        7.2
  Arden Realty, Inc........................     6,836,496        6.1
  The Pioneer Group, Inc...................     2,571,208        2.3
  All others, net..........................     4,965,240        4.3
                                             ------------      -----
                                               59,896,372       53.1
                                             ------------      -----
FROM NEW HOLDINGS IN 1997:
  Wellsford Real Properties, Inc...........    18,094,350       16.0
  Boston Properties Inc....................     7,778,265        6.9
  Getty Realty Corp........................     7,716,446        6.8
  Newhall net options......................     7,499,273        6.6
  Alexandria Real Estate Equities, Inc.....     5,074,472        4.5
  Marriott LYONs...........................     2,732,413        2.4
  Deltic Timber Corporation................     2,701,003        2.4
  Host Marriott Corporation................    (8,361,484)      (7.4)
  TimberWest Timber Trust..................   (15,782,664)     (14.0)
  All others, net..........................     3,167,359        3.0
                                             ------------      -----
                                               30,619,433       27.2
                                             ------------      -----
Net realized and unrealized gain on
  investments..............................   109,027,714       96.7
Net investment income......................     3,776,009        3.3
                                             ------------      -----
  NET INCREASE IN NET ASSETS RESULTING FROM
     OPERATIONS............................  $112,803,723      100.0%
                                             ============      =====

--------------------------------------------------------------------------------
                      SMALL-CAP FUND - PERFORMANCE HISTORY

                            LONGLEAF PARTNERS SMALL-CAP FUND

                                     GRAPH

              Comparison of Change in Value of $10,000 Investment

The line graph required by Item 5A(b) of Form N-1A, entitled "Comparison of Change in Value of a $10,000 Investment" appears in this location. The line graph covers the period from inception of Longleaf Partners Small-Cap Fund on 2/21/89 to 12/31/97, the close of the latest fiscal year. The change in value for the Fund is compared with the Wilshire 5000 Stock Index, the Fund's former primary broad-based securities index, the Russell 2000 Stock Index, the Fund's new primary broad-based securities index, and with the Value-Line Index, a secondary securities index. As shown on the graph, the ending results of the changes in value for the Wilshire 5000, the Russell 2000, the Fund, and the Value-Line Index are, respectively, $40,194, $32,454, $28,492, and $18,417. The changes in value for the Fund, the Wilshire 5000 and the Russell 2000 are shown with all distributions and dividends reinvested. The Value-Line Index is not available with reinvested dividends.

                            AVERAGE ANNUAL RETURNS*
                    FOR THE PERIODS ENDED DECEMBER 31, 1997

                                 Small-Cap   Russell 2000   Value-Line   Wilshire 5000
                                   Fund         Index         Index          Index
                                 ---------   ------------   ----------   -------------
Most Recent Quarter                 2.02%       (3.35)%        (2.77)%        2.00%
One Year                           29.04        22.36          21.06         31.71
Three Years                        25.98        22.34          17.86         29.63
Five Years                         19.95        16.40          11.24         19.36

* The average annual returns for the Longleaf Partners Small-Cap Fund and its benchmark, the Russell 2000 Index, from its initial public offering on 2/21/89 through 12/31/97 were 12.54% and 14.21%, respectively. From inception through 3/31/91, the Fund was managed by a different portfolio manager.

   The Small-Cap Fund has changed its benchmark index from the Wilshire 5000 to the Russell 2000 to more closely reflect the portfolio's universe. The average annual returns for the Fund, the Russell 2000 and the Wilshire 5000 are shown with all dividends and distributions reinvested; the Value-Line Index is not available with reinvested dividends. The indices shown are unmanaged. Past performance is no guarantee of future performance, and the value of an investment when redeemed may be more or less than the purchase price.

--------------------------------------------------------------------------------
                       SMALL-CAP FUND - PORTFOLIO SUMMARY

                             FIVE LARGEST HOLDINGS
                        (REPRESENTS 26.9% OF NET ASSETS)

U S WEST MEDIA GROUP (UMG)                                                  6.2%
Cable and communications company whose focus is providing a single line to the home for multiple services including voice, video and Internet access.

SHAW COMMUNICATIONS INC. (SCL)                                              6.0%
A Canadian cable television company which also provides high-speed Internet access and digital audio services.

SHOWBOAT, INC. (SBO)                                                        5.1%
An owner and operator of gaming properties in Atlantic City, Las Vegas and Sydney, Australia.

TIMBERWEST TIMBER TRUST (TBW)                                               4.8%
The largest private timberland owner in Western Canada with over 800,000 acres in British Columbia.

FEDERAL EXPRESS CORPORATION (FDX)                                           4.8%
Integrated air-ground transportation company providing overnight and second-day delivery of packages and documents worldwide.

                               PORTFOLIO CHANGES
                   JANUARY 1, 1997 THROUGH DECEMBER 31, 1997

          NEW HOLDINGS                        ELIMINATIONS
          ------------                        ------------
Baker, Fentress & Company         Baldwin Technology Company, Inc.
The Chiyoda Fire and Marine         -- Class A
  Insurance Company, Ltd.         Culligan Water Technologies, Inc.
Corecomm, Inc.                    Delchamps, Inc.
Culligan Water Technologies,      Franklin Electric Co., Inc.
Inc.                              GoodMark Foods, Inc.
The Dai-Tokyo Fire and Marine     Healthsource, Inc.
  Insurance Company, Ltd.         Heilig Meyers Company
Dart Group Corporation -- Class     (formerly Rhodes, Inc.)
  A                               Kaydon Corp.
Deltic Timber Corporation         Lexington Global Asset Managers, Inc.
Federal Express Corporation       Markel Corporation
Gendis, Inc. -- Class A           Plenum Publishing Corporation
Kaydon Corp.                      Ralcorp Holdings
The Koa Fire and Marine           Seafield Capital Corporation
  Insurance Company, Ltd.         SLH Corporation
The Nissan Fire & Marine
  Insurance Company, Ltd.
Ralcorp Holdings
Shaw Communications Inc.
  -- Class B
Showboat, Inc.
SLH Corporation
TimberWest Timber Trust
U S West Media Group

--------------------------------------------------------------------------------
                     SMALL-CAP FUND - PORTFOLIO INVESTMENTS
                              AT DECEMBER 31, 1997

      SHARES                                                    MARKET VALUE
    ----------                                                  ------------
Common Stock 93.3%
                     Advertising 0.5%
        15,100       Grey Advertising Inc. - Class A.........   $  4,952,800
                     Beverages 0.7%
       215,000   *   Celestial Seasonings, Inc.(b)...........      6,772,500
                     Building Materials 1.7%
       506,400       Zurn Industries, Inc....................     15,919,950
                     Business Services 2.5%
       587,000   *   Pinkerton's, Inc........................     13,794,500
       300,000   *   The Union Corporation(b)................      9,431,250
                                                                ------------
                                                                  23,225,750
                                                                ------------
                     Cable 12.2%
     5,184,800   *   Shaw Communications Inc. -- Class
                       B(b)..................................     55,072,648
     1,980,000   *   U S West Media Group....................     57,172,500
                                                                ------------
                                                                 112,245,148
                                                                ------------
                     Commercial Lighting 0.5%
       223,350       Thomas Industries, Inc..................      4,411,162
                     Financial Services 4.0%
       209,700       Duff & Phelps Credit Rating Co..........      8,519,063
       351,200   *   White River Corporation(b)..............     27,920,400
                                                                ------------
                                                                  36,439,463
                                                                ------------
                     Gaming 5.1%
     1,600,000       Showboat, Inc. (b)......................     47,000,000
                     Investment Management Companies 2.4%
        87,600       Baker, Fentress & Company...............      1,598,700
       836,000       United Asset Management Corporation.....     20,429,750
                                                                ------------
                                                                  22,028,450
                                                                ------------
                     Manufacturing 3.1%
       850,000   *   American Safety Razor Company(b)........     17,000,000
       407,500       AMETEK, Inc.............................     11,002,500
                                                                ------------
                                                                  28,002,500
                                                                ------------
                     Mortgage Financing 3.7%
       930,000       Bay View Capital Corp.(b)...............     33,712,500
                     Natural Resources 14.5%
       845,000       Deltic Timber Corporation(b)............     23,131,875
     2,748,496       Gendis Inc. -- Class A(b)...............     40,814,493
       865,000       The Pioneer Group, Inc..................     24,328,125
     6,100,000       TimberWest Timber Trust(b)..............     44,119,497
                                                                ------------
                                                                 132,393,990
                                                                ------------
                     Property & Casualty Insurance
                       15.1%
       126,273   *   Alleghany Corporation...................     35,956,237
     1,019,000       The Chiyoda Fire and Marine Insurance
                       Company, Ltd..........................      3,056,504

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
                     SMALL-CAP FUND - PORTFOLIO INVESTMENTS
                              AT DECEMBER 31, 1997

      SHARES                                                    MARKET VALUE
    ----------                                                  ------------
                     Property & Casualty Insurance 15.1%
                       (Continued)
     2,584,000       The Dai-Tokyo Fire and Marine Insurance
                       Company, Ltd..........................   $  8,903,416
     1,777,400       Hilb, Rogal and Hamilton Company(b).....     34,326,038
     1,702,000       The Koa Fire and Marine Insurance
                       Company, Ltd..........................      6,414,190
     6,155,000       The Nissan Fire & Marine Insurance
                       Company, Ltd..........................     18,793,373
       660,800       Orion Capital Corporation...............     30,685,900
                                                                ------------
                                                                 138,135,658
                                                                ------------
                     Real Estate 12.7%
     1,500,700   *   Catellus Development Corporation........     30,014,000
     1,135,400       Cousins Properties Incorporated.........     33,281,412
       552,900   *   IHOP Corp.(b)...........................     17,969,250
     1,520,000       TrizecHahn Corporation..................     35,245,000
                                                                ------------
                                                                 116,509,662
                                                                ------------
                     Restaurants 1.9%
       982,400   *   VICORP Restaurants, Inc.(b).............     17,192,000
                     Retail 4.1%
       325,730       Dart Group Corporation -- Class A.......     37,784,680
                     Telecommunications 3.8%
     1,703,000   *   Corecomm, Inc.(b).......................     17,242,875
     1,349,109   *   Vanguard Cellular Systems, Inc. -- Class
                       A.....................................     17,201,140
                                                                ------------
                                                                  34,444,015
                                                                ------------
                     Transportation 4.8%
       712,400   *   Federal Express Corporation.............     43,500,925
                                                                ------------
         TOTAL COMMON STOCKS (COST $691,357,333).............    854,671,153
                                                                ------------
Short-Term Obligations 11.1%
Federal Home Loan Mortgage Corporation, 5.7% due 1-9-98......     79,901,156
Repurchase Agreement with State Street Bank, 5.0%, due
  1-2-98.....................................................     21,391,000
                                                                ------------
                                                                 101,292,156
                                                                ------------
TOTAL INVESTMENTS (COST $792,649,489)(A)..............  104.4%   955,963,309
SHAREHOLDER DISTRIBUTION PAYABLE......................   (3.9)   (35,733,571)
OTHER ASSETS AND LIABILITIES, NET.....................   (0.5)    (4,970,603)
                                                        -----   ------------
NET ASSETS............................................  100.0%  $915,259,135
                                                        =====   ============
NET ASSET VALUE PER SHARE....................................         $22.18
                                                                ============

*   Non-income producing security
(a) Also represents aggregate cost for Federal income tax purposes. Aggregate unrealized appreciation and depreciation are $195,668,020 and ($32,354,200), respectively.
(b) Affiliated company. See Note 7.
Open Forward Currency Contracts -- See Note 2

  CURRENCY              CURRENCY SOLD AND             CURRENCY     UNREALIZED
 UNITS SOLD              SETTLEMENT DATE            MARKET VALUE      GAIN
-------------   ----------------------------------  ------------   ----------
1,535,436,260   Japanese Yen 2/27/98..............  $11,914,517    $   66,948
3,737,523,927   Japanese Yen 5/13/98..............   29,331,234       574,595
   71,992,494   Canadian Dollars 10/28/98.........   50,495,725     1,451,494
                                                    ------------   ----------
                Total Forward Contracts...........  $91,741,476    $2,093,037
                                                    ============   ==========

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
               SMALL-CAP FUND -MANAGEMENT DISCUSSION AND ANALYSIS
                       BY MASON HAWKINS AND STALEY CATES

1997 was a banner year for Longleaf Partners Small-Cap Fund. The 1996 Annual Report stated that we "have had little difficulty finding qualifying investments for the Small-Cap Fund. As a result, the Fund remains fully invested . . ." We asked shareholders and prospective shareholders to send money to enable us to take advantage of the numerous opportunities to own high quality small cap companies run by wonderful managements and selling at significant discounts.

We greatly appreciate the many of you who responded to our request. The cash in-flows received during the first half of 1997 helped us purchase a number of fantastic new businesses for the portfolio including the current seven largest holdings.

Unfortunately, the market's pricing inefficiency was short-lived. By summer we were struggling to find new investment ideas and our cash levels were rising. In addition, we sold several companies which reached their full value. To avoid diluting the investments of existing shareholders, we closed Small-Cap to new investors on August 1. The Fund's liquidity during the second half and its dramatic increase in size did not compromise performance. Small-Cap produced a 29.0% return in 1997, significantly outperforming the Russell 2000's 22.4% gain.

Of the fourteen companies sold during the year, Healthsource was the most significant. It contributed $7.8 million of the Fund's total $148 million gain during the year when CIGNA agreed to purchase the business in January. The thirteen other companies sold were relatively small positions in the portfolio either because they were spin-offs from other holdings or their prices rose before we could buy a meaningful stake. Their combined sales added $13 million to the Fund.

Our long-time holdings compounded nicely, contributing $99 million to 1997 performance. Catellus and Bay View both benefitted from the rapid economic recovery in California's real estate market. Combined, they provided almost $23 million to the Fund's return. Our corporate partners at the Fund's three insurance related holdings each continued to make wise capital allocation and operating decisions which benefitted shareholders. Hilb, Rogal and Hamilton, Orion Capital, and Alleghany together contributed over $30 million to performance. White River provided almost $9 million to the portfolio, and Harvard Management announced its plan to buy the company in December.

Several of the businesses we bought during 1997 have already contributed substantially to our results. In aggregate, these new businesses added over $20 million to the portfolio. Most notably, Showboat added over $15 million to 1997 performance. The stock rose when Harrah's announced its acquisition of the company. US West Media Group became mispriced during the third quarter as cable companies fell out of favor in general, and Wall Street particularly disliked this target stock which is controlled by a regional phone company. US West's announcement that it would spin out the cable company combined with the industry's regained stature enabled US West Media Group to provide over $14 million to the Fund's gain. TimberWest diminished the portfolio's return by $16 million as its price declined with the fall of the Asian markets. Lower Japanese demand will cause a decline in short-term revenues. However, the timber will continue to grow (literally) in value.

It is worth noting that since year end several holdings have been liquidated or soon will be. Showboat, Union Corp. and White River are each being acquired. These sales have returned the cash level in the Fund to approximately 21%. We will continue to look for qualifying businesses to own but will not compromise our criteria.

The table on the following page provides a more detailed accounting of contributions to performance in 1997.

--------------------------------------------------------------------------------
                   SMALL-CAP FUND - PERFORMANCE CONTRIBUTIONS

The following table delineates the specific dollar contributions of each individual holding to the 29.0% total return for 1997.

                                                                   PERCENTAGE
                                                   CONTRIBUTION     OF TOTAL
                                                     IN 1997      CONTRIBUTION
                                                   ------------   ------------
REALIZED GAINS:
  Healthsource, Inc..............................  $  7,793,319        5.3%
  All others, net................................    13,107,089        8.8
                                                   ------------      -----
                                                     20,900,408       14.1
                                                   ------------      -----
INCREASE (DECREASE) IN UNREALIZED APPRECIATION:
  FROM SECURITIES HELD AT DECEMBER 31, 1996:
  Catellus Development Corporation...............    11,490,702        7.8
  Bay View Capital Corp..........................    11,445,739        7.7
  Hilb, Rogal and Hamilton Company...............    10,361,424        7.0
  Orion Capital Corporation......................    10,330,216        7.0
  Alleghany Corporation..........................     9,689,728        6.5
  White River Corporation........................     8,780,000        5.9
  American Safety Razor Company..................     5,100,000        3.4
  VICORP Restaurants, Inc........................     4,865,960        3.3
  IHOP Corp......................................     4,861,100        3.3
  Pinkerton's, Inc...............................     3,784,426        2.6
  AMETEK, Inc....................................     3,472,959        2.3
  Duff & Phelps Credit Rating Co.................     3,434,894        2.3
  Vanguard Cellular Systems, Inc. -- Class A.....    (3,177,191)      (2.2)
  All others, net................................    14,616,456        9.9
                                                   ------------      -----
                                                     99,056,413       66.8
                                                   ------------      -----
  FROM NEW HOLDINGS IN 1997:
  Showboat, Inc..................................    15,164,157       10.3
  U S West Media Group...........................    14,134,717        9.5
  Gendis, Inc. -- Class A........................     4,792,703        3.2
  Dart Group Corporation -- Class A..............     3,583,505        2.4
  Shaw Communications Inc. -- Class B............     3,125,429        2.1
  Deltic Timber Corporation......................     3,104,808        2.1
  The Nissan Fire & Marine Insurance Company,
    Ltd..........................................    (3,803,721)      (2.6)
  Corecomm, Inc..................................    (7,541,481)      (5.1)
  TimberWest Timber Trust........................   (15,948,246)     (10.8)
  All others, net................................     4,093,832        3.0
                                                   ------------      -----
                                                     20,705,703       14.1
                                                   ------------      -----
Net realized and unrealized gain on
  investments....................................   140,662,524       95.0
Net investment income............................     7,445,302        5.0
                                                   ------------      -----
  NET INCREASE IN NET ASSETS RESULTING FROM
    OPERATIONS...................................  $148,107,826      100.0%
                                                   ============      =====

--------------------------------------------------------------------------------
                            LONGLEAF PARTNERS FUNDS
                       REPORT OF INDEPENDENT ACCOUNTANTS

To the Shareholders of
Longleaf Partners Funds

We have audited the accompanying statements of assets and liabilities of Longleaf Partners Fund, Longleaf Partners Small-Cap Fund, and Longleaf Partners Realty Fund (the three Funds comprising Longleaf Partners Funds Trust), including the schedules of portfolio investments, as of December 31, 1997, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the related financial highlights for each of the periods indicated. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion of these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures include confirmation of securities owned as of December 31, 1997 by correspondence with custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial positions of Longleaf Partners Fund, Longleaf Partners Small-Cap Fund, and Longleaf Partners Realty Fund (the three Funds comprising Longleaf Partners Funds Trust) as of December 31, 1997 and the results of each of their operations for the year then ended, changes in each of their net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated in conformity with generally accepted accounting principles.

/s/
COOPERS & LYBRAND L.L.P.

Boston, Massachusetts
January 30, 1998

-------------------------------------------------------------------------------
                            LONGLEAF PARTNERS FUNDS
                      STATEMENTS OF ASSETS AND LIABILITIES
                              AT DECEMBER 31, 1997

                       PARTNERS FUND

ASSETS:
Investments:
  Securities, at market value (cost $2,090,857,614,
    $601,956,969, and $691,357,333, respectively) (Note
    2)......................................................
  Short-term cash equivalents...............................
  Repurchase agreement (Note 2).............................
  Corporate bonds (cost $19,410,087)........................
         TOTAL INVESTMENTS
Cash........................................................
Receivable for:
  Forward currency contracts (Note 2).......................
  Dividends and interest....................................
Prepaid assets..............................................
Insurance reserve premium...................................
         TOTAL ASSETS
LIABILITIES:
Payable for:
  Shareholder Distribution..................................
  Investment Counsel fee (Note 3)...........................
  Administration fee (Note 4)...............................
  Securities purchased......................................
  Fund shares sold..........................................
Options written, at market value (premiums received
  $1,786,187)...............................................
Other accrued expenses......................................
         TOTAL LIABILITIES
NET ASSETS:
Net assets consist of:
  Paid-in capital...........................................
  Undistributed net investment income.......................
  Accumulated net realized gain(loss).......................
  Unrealized appreciation of investments....................
  Unrealized foreign exchange gain..........................
         Net Assets
NET ASSET VALUE PER SHARE...................................
FUND SHARES ISSUED AND OUTSTANDING..........................

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
                            LONGLEAF PARTNERS FUNDS
                      STATEMENTS OF ASSETS AND LIABILITIES
                              AT DECEMBER 31, 1997

PARTNERS FUND    REALTY FUND    SMALL-CAP FUND
--------------   ------------   --------------
$2,859,933,725   $695,752,124    $854,671,153
      -            34,995,188      79,901,156
    72,999,000     16,179,000      21,391,000
      -            22,142,500          -
--------------   ------------    ------------
 2,932,932,725    769,068,812     955,963,309
           798            894             968
     5,644,765         -            2,093,037
     2,168,234      2,295,203       1,623,480
       108,948         37,528          39,430
        52,272         -                7,274
--------------   ------------    ------------
 2,940,907,742    771,402,437     959,727,498
--------------   ------------    ------------

   333,437,885     32,851,014      35,733,571
     1,938,916        646,434         688,193
       247,198         64,643          80,435
      -                -            7,742,011
        56,000         -               -
      -               333,398          -
       157,568        204,744         224,153
--------------   ------------    ------------
   335,837,567     34,100,233      44,468,363
--------------   ------------    ------------
$2,605,070,175   $737,302,204    $915,259,135
==============   ============    ============
 1,835,103,781    639,246,346     751,847,302
        89,373         24,232          22,599
    (4,843,855)        46,795      (2,022,091)
   774,720,876     97,980,357     165,406,857
       -                4,474           4,468
--------------   ------------    ------------
$2,605,070,175   $737,302,204    $915,259,135
==============   ============    ============
        $25.98         $17.35          $22.18
==============   ============    ============
   100,282,071     42,498,080      41,262,786

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
                            LONGLEAF PARTNERS FUNDS
                            STATEMENTS OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 1997


INVESTMENT INCOME:
INCOME:
  Dividends (net of foreign tax withheld of $565,817,
     $182,876, and $210,058, respectively) (Note 7).........
  Interest..................................................
          Total income......................................
EXPENSES:
  Investment Counsel fee (Note 3)...........................
  Administration fee (Note 4)...............................
  Transfer Agent fee........................................
  Registration and filing fees..............................
  Supplies and postage......................................
  Reimbursable administration expenses (Note 4).............
  Printing..................................................
  Annual meeting expenses...................................
  Trustees' fees............................................
  Custodian fee.............................................
  Insurance expense.........................................
  Professional fees.........................................
  Miscellaneous.............................................
          Total expenses....................................
          Net investment income.............................

REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
  Net realized gain on securities...........................
  Net unrealized appreciation on securities.................
  Net unrealized appreciation on options....................
  Net unrealized foreign exchange gain......................
          Net realized and unrealized gain on investments...
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
                            LONGLEAF PARTNERS FUNDS
                            STATEMENTS OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 1997

  PARTNERS                       SMALL-CAP
    FUND        REALTY FUND         FUND
-------------   ------------   --------------
$ 28,815,668    $  6,154,534    $  5,512,300
  17,581,204       3,716,063       8,851,576
------------    ------------    ------------
  46,396,872       9,870,597      14,363,876
------------    ------------    ------------
  20,885,285       5,064,551       5,697,623
   2,651,375         506,455         632,636
     451,053          85,587         106,930
      58,614         189,211         209,864
     167,354          52,666          62,391
     192,492          19,076          26,959
     135,801          40,089          41,414
     122,670          38,535          29,478
      60,000          27,500          30,000
      35,309          25,171          23,385
      47,458           8,244          10,099
      21,915          15,556          19,803
     146,999          21,947          27,992
------------    ------------    ------------
  24,976,325       6,094,588       6,918,574
------------    ------------    ------------
  21,420,547       3,776,009       7,445,302
------------    ------------    ------------

 306,865,056      27,323,623      26,187,400
 322,569,345      74,200,344     114,470,656
           -       7,499,273               -
           -           4,474           4,468
------------    ------------    ------------
 629,434,401     109,027,714     140,662,524
------------    ------------    ------------
$650,854,948    $112,803,723    $148,107,826
============    ============    ============

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
                            LONGLEAF PARTNERS FUNDS
                      STATEMENTS OF CHANGES IN NET ASSETS

                                                   PARTNERS FUND
                                         ---------------------------------
                                              YEAR ENDED DECEMBER 31,
                                               1997              1996
                                         ----------------   --------------
OPERATIONS:
  Net investment income................   $   21,420,547    $   34,373,697
  Net realized gain on securities......      306,865,056       213,673,408
  Net unrealized appreciation on
     securities........................      322,569,345       158,628,871
  Net unrealized appreciation on
     options...........................                -                 -
  Net unrealized foreign exchange
     gain..............................                -                 -
                                          --------------    --------------
     Net increase in net assets
       resulting from operations.......      650,854,948       406,675,976
                                          --------------    --------------
DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income...........      (21,460,363)      (34,349,264)
  From net realized gain on
     investments.......................     (311,977,522)     (213,539,413)
  From return of capital...............                -                 -
                                          --------------    --------------
     Net decrease in net assets
       resulting from distributions....     (333,437,885)     (247,888,677)
                                          --------------    --------------
CAPITAL SHARE TRANSACTIONS:
  Net proceeds from sale of shares.....      477,572,262       415,870,054
  Net asset value of shares issued to
     shareholders for reinvestment of
     shareholder distributions.........                -       234,252,018
  Cost of shares redeemed..............     (489,998,326)     (385,297,441)
                                          --------------    --------------
     Net increase(decrease) in net
       assets from fund share
       transactions....................      (12,426,064)      264,824,631
                                          --------------    --------------
     Total increase in net assets......      304,990,999       423,611,930
NET ASSETS:
  Beginning of year....................    2,300,079,176     1,876,467,246
                                          --------------    --------------
  End of year..........................   $2,605,070,175    $2,300,079,176
                                          ==============    ==============
  Undistributed net investment income
     included in net assets at end of
     year..............................   $       89,373    $      129,189
                                          ==============         =========

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
                            LONGLEAF PARTNERS FUNDS
                      STATEMENTS OF CHANGES IN NET ASSETS

            REALTY FUND                         SMALL-CAP FUND
 ----------------------------------   ----------------------------------
      YEAR ENDED DECEMBER 31,              YEAR ENDED DECEMBER 31,
       1997               1996              1997               1996
 ----------------    --------------   ----------------    --------------
  $    3,776,009     $      405,735    $    7,445,302     $      305,763
      27,323,623            490,532        26,187,400         13,416,172
      74,200,344         16,280,740       114,470,656         33,330,915
       7,499,273                  -                 -                  -
           4,474                  -             4,468                  -
  --------------     --------------    --------------     --------------
     112,803,723         17,177,007       148,107,826         47,052,850
  --------------     --------------    --------------     --------------
      (3,757,696)          (399,816)       (7,427,301)          (313,153)
     (27,280,191)          (487,169)      (28,306,270)       (13,335,532)
      (1,813,127)          (159,496)                -                  -
  --------------     --------------    --------------     --------------
     (32,851,014)        (1,046,481)      (35,733,571)       (13,648,685)
  --------------     --------------    --------------     --------------
     685,515,315        150,091,326       770,142,361        108,358,068
               -            999,870                 -         12,582,527
    (184,175,044)       (11,212,498)     (219,414,438)       (38,164,599)
  --------------     --------------    --------------     --------------
     501,340,271        139,878,698       550,727,923         82,775,996
  --------------     --------------    --------------     --------------
     581,292,980        156,009,224       663,102,178        116,180,161
     156,009,224                  0       252,156,957        135,976,796
  --------------     --------------    --------------     --------------
  $  737,302,204     $  156,009,224    $  915,259,135     $  252,156,957
  ==============     ==============    ==============     ==============
         $24,233             $5,919           $22,599             $4,598
       =========            =======         =========            =======

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
                            LONGLEAF PARTNERS FUNDS
                         NOTES TO FINANCIAL STATEMENTS

NOTE 1. ORGANIZATION

The Funds are each a series of Longleaf Partners Funds Trust, a Massachusetts business trust which is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. Capitalization for each fund was provided by principals of Southeastern Asset Management, Inc., the Investment Counsel, as follows:

                         PARTNERS FUND        REALTY FUND        SMALL-CAP FUND
                       -----------------   ------------------   -----------------
Organization date....  November 26, 1986   September 12, 1995   December 21, 1988
Initial
  capitalization
  date...............   March 24, 1987      January 2, 1996     December 28, 1988
Amount of initial
  capitalization.....      $100,000             $100,000           $1,500,000
Shares issued at
  capitalization.....       10,000               10,000              150,000
Shares authorized....      Unlimited           Unlimited            Unlimited
Public offering
  date...............    April 8, 1987      January 2, 1996     February 21, 1989

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

Security Valuation
  (1) Portfolio securities listed or traded on a securities exchange and over-the-counter securities traded on the NASDAQ national market are valued at the last sales price. If there are no transactions in the security that day, securities are valued at the midpoint between the closing bid and ask prices.
  (2) All other portfolio securities for which over-the-counter market quotations are readily available are valued at the midpoint between the closing bid and ask prices. Repurchase agreements are valued at cost which, combined with accrued interest, approximates market. Short-term U.S. Government obligations are valued at amortized cost which approximates current market value.
  (3) Option contracts are marked-to-market daily. Listed options are valued at the latest closing price. If there are no transactions that day, the options are valued at the midpoint between the closing bid and ask prices. Over-the-counter options are valued as determined in good faith under procedures established by the Funds' trustees.
  (4) When market quotations are not readily available, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Funds' Trustees. In determining fair value, the Board considers all relevant qualitative and quantitative information available. These factors are subject to change over time and are reviewed periodically. Estimated values may differ from the values that would have been used had a ready market of the investment existed.

Accounting for Investments
The Funds follow industry practice and record security transactions on trade date plus one. Realized gains and losses on security transactions are determined using the specific identification method. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis.

Distributions to Shareholders
Dividends and distributions to shareholders are recorded on the ex-dividend date.

Federal Income Taxes
The Funds' policy is to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all taxable income to shareholders. Accordingly, no federal income tax provision is required. In addition, the Funds intend to make any required distributions to avoid the application of a 4% nondeductible excise tax.

Foreign Currency Translations
The books and records of the Funds are maintained in U.S. dollars. Securities denominated in currencies other than U.S. dollars are subject to changes in value due to fluctuations in exchange rates. Purchases and sales of securities and income and expenses are translated into U.S. dollars at the prevailing exchange rate on the respective date of each transaction. The market value of investment securities, assets and liabilities are translated into U.S. dollars daily.

The Funds do not isolate the portion of net realized and unrealized gains or losses in equity security investments which is attributable to changes in foreign exchange rates. Accordingly, the impact of foreign currency conversions is included in the realized and unrealized gains or losses on the underlying equity securities.

Forward Currency Contracts
The Funds may execute forward currency contracts to reduce their exposure to currency risk on portfolio investments denominated in foreign currency. Forward currency contracts are commitments to purchase or sell a foreign currency at a future maturity date. The resulting obligation is marked-to-market daily using foreign currency exchange rates supplied by an independent pricing service. An unrealized gain or loss is recorded for the difference between the contract opening value and its current value. When a contract is closed or delivery is taken, this gain or loss is realized. For federal tax purposes, open forward contracts are treated as realized and subject to distribution at our excise tax year-end date.

Options
Upon the purchase of a put or call option, the premium paid is recorded as an investment. When the Funds write a put or a call option, the premium received by the Funds is recorded as a liability. When a purchased option expires, a loss is recognized for the cost of the option. When a written option expires, a gain is realized for the premium received. When the Funds enter into a closing sale transaction, a gain or loss is recognized based on the difference between the proceeds of the closing transaction and the cost of the option.

Risk of Foreign Currency Contracts and Options
Using puts and calls in conjunction with each other for hedging purposes can reduce market risks. However, when used separately, options and forwards have risks. For example, the price movements of the securities underlying the options and forwards may not follow the price movements of the portfolio securities subject to the hedge. Gains on investments in options and forwards depend on the ability to predict correctly the direction of stock prices, interest rates, and other economic factors. Where a liquid secondary market for options or forwards does not exist, the Funds may not be able to close their positions and in such an event, the loss is theoretically unlimited.

Repurchase Agreements
The Funds may engage in repurchase agreement transactions. The Funds' custodian bank sells U.S. government securities to each Fund under agreements to repurchase these securities from each Fund at a stated repurchase price including interest for the term of the agreement, which is usually overnight or over a weekend. Each Fund, through its custodian, receives delivery of the underlying U.S. government securities as collateral, whose market value is required to be at least equal to the repurchase price. If the custodian becomes bankrupt, the Fund might be delayed, or may incur costs or possible losses of principal and income, in selling the collateral.

NOTE 3. INVESTMENT COUNSEL AGREEMENT

Southeastern Asset Management, Inc. ("Southeastern") serves as Investment Counsel to the Funds and receives annual compensation, computed daily and paid monthly, in accordance with the following schedule for the Partners Fund and Small-Cap Fund:

First $400 million of average daily net
  assets....................................    1.00%
In excess of $400 million...................     .75%

The Realty Fund fee is calculated on the same basis at 1.00% per annum on all asset levels.

Southeastern has agreed to reduce its fees on a pro rata basis to the extent that the Funds' normal annual operating expenses (excluding taxes, interest, brokerage fees, and extraordinary expenses) exceed 1.5% of average annual net assets. No such reductions were necessary for the current year.

NOTE 4. FUND ADMINISTRATOR

Southeastern also serves as the Fund Administrator and in this capacity is responsible for managing, performing or supervising the administrative and business operations of the Funds. Functions include the preparation of all registration statements, prospectuses, tax returns and proxy statements, daily valuation of the portfolios and calculation of daily net asset values per share. The Funds pay a fee as compensation for these services, accrued daily and paid monthly, of 0.10% per annum of average daily net assets.

Reimbursable administration expenses paid by the Funds to Southeastern consist of the cost of computer software dedicated to valuation calculations and a portion of the Funds' Treasurer's salary allocated in accordance with Trustee review and approval.

NOTE 5. SHARES OF BENEFICIAL INTEREST

Transactions in shares of beneficial interest were as follows:

                                           YEAR ENDED DECEMBER 31, 1997
                                   --------------------------------------------
                                   PARTNERS FUND   REALTY FUND   SMALL-CAP FUND
                                   -------------   -----------   --------------
    Shares sold..................    18,272,322     42,365,845     37,816,017
    Shares redeemed..............   (18,643,094)   (11,033,373)   (10,675,148)
                                    -----------    -----------    -----------
                                       (370,772)    31,332,472     27,140,869
                                    ===========    ===========    ===========

                                           YEAR ENDED DECEMBER 31, 1996
                                   --------------------------------------------
                                   PARTNERS FUND   REALTY FUND   SMALL-CAP FUND
                                   -------------   -----------   --------------
    Shares sold..................    18,238,896     11,949,427      6,357,663
    Reinvestment of shareholder
      distribution...............    10,180,444         71,778        706,090
    Shares redeemed..............   (16,493,540)      (855,598)    (2,348,601)
                                    -----------    -----------    -----------
                                     11,925,800     11,165,607      4,715,152
                                    ===========    ===========    ===========

NOTE 6. INVESTMENT TRANSACTIONS

Purchases and sales of equity securities and related brokerage commissions for the period (excluding short-term obligations) are summarized below:

                               PARTNERS FUND     REALTY FUND     SMALL-CAP FUND
                               --------------    ------------    --------------
    Purchases................  $1,179,765,879    $604,005,753     $552,436,450
    Sales....................     874,988,296     127,844,694       79,801,615
    Brokerage commissions....       4,707,780       1,791,258        1,632,755

NOTE 7. AFFILIATED COMPANIES

Under Section 2(a)(3) of the Investment Company Act of 1940, a portfolio company is defined as "affiliated" if a Fund owns five percent or more of its voting stock. At December 31, 1997, each Fund held at least five percent of the outstanding voting stock of the following companies:

                                                                      DIVIDEND
                                            %                          INCOME
                                       OUTSTANDING      MARKET         IN THE
                                        SHARES OF      VALUE AT      YEAR ENDED
                                           THE       DECEMBER 31,   DECEMBER 31,
                                         COMPANY         1997           1997
                                       -----------   ------------   ------------
PARTNERS FUND
  Knight-Ridder, Inc.                      7.7       $338,000,000    $5,187,920
  Rayonier Inc.                            9.9       123,431,250      3,480,000
  360 DEGREES Communications Company       5.0       124,024,672              -
                                                     ------------    ----------
                                                     $585,455,922    $8,667,920
                                                     ============    ==========
REALTY FUND
  Alexandria Real Estate Equities,
    Inc.                                   7.8%      $28,166,375     $  189,628
  Bay View Capital Corp.                   5.4        24,450,625        238,722
  Castle & Cooke, Inc.                     7.1        24,090,750              -
  Deltic Timber Corporation                5.1        17,793,750        153,169
  Getty Realty Corp.                       9.1        27,076,575        125,622
  IHOP Corp.                              10.3        32,298,500              -
  Prime Group Realty Trust                14.9        37,462,500        229,400
  Prime Retail, Inc.                       9.0        34,647,294              -
  Red Roof Inns, Inc.                      7.1        30,618,875              -
  Sizeler Property Investors, Inc.         9.3         8,221,500        355,077
  Supertel Hospitality, Inc.              11.5         5,583,460              -
  TimberWest Timber Trust                  8.2        41,240,157        539,037
  Wellsford Real Properties, Inc.
    (See Note 8)                          20.5        53,093,750              -
                                                     ------------    ----------
                                                     $364,744,111    $1,830,655
                                                     ============    ==========
SMALL-CAP FUND
  American Safety Razor Company            7.0%      $17,000,000     $        -
  Bay View Capital Corp.                   7.5        33,712,500        282,376
  Celestial Seasonings, Inc.               5.3         6,772,500              -
  Corecomm, Inc.                          13.0        17,242,875              -
  Deltic Timber Corporation                6.6        23,131,875        194,125
  Gendis, Inc. - Class A                  16.4        40,814,493         54,976
  Hilb, Rogal and Hamilton Company        13.9        34,326,038      1,012,491
  IHOP Corp.                               5.7        17,969,250              -
  Shaw Communications Inc. -- Class B      7.4        55,072,648              -
  Showboat, Inc.                           9.9        47,000,000         50,463
  TimberWest Timber Trust                  8.8        44,119,497        901,050
  The Union Corporation                    5.2         9,431,250              -
  VICORP Restaurants, Inc.                10.8        17,192,000              -
  White River Corporation                  7.2        27,920,400              -
                                                     ------------    ----------
                                                     $391,705,326    $2,495,481
                                                     ============    ==========

Realized net gains on the sales of affiliated companies were:

                                                               Gain
                                                            ----------
Partners Fund...............  Knight-Ridder, Inc.           $1,352,592
Realty Fund.................  None                                  --
Small-Cap Fund..............  Celestial Seasonings, Inc.       307,411
                              Corecomm, Inc.                   163,996

NOTE 8. ILLIQUID SECURITIES

The Realty Fund holds 3,398,000 shares of Wellsford Real Properties, Inc. carried at its current market value of $53,093,750 or $15.625 per share. These shares were acquired in a private placement which closed June 2, 1997. The securities are valued in good faith under guidelines established by the Fund Trustees. This investment represents 7.2% of the Realty Fund at December 31, 1997.

NOTE 9. COLLATERAL

Securities with the following aggregate market value were segregated to collateralize portfolio obligations at December 31, 1997:

                                                             Market
                                                            Value of
                                                           Segregated
                                     Obligation              Assets
                             ---------------------------  ------------
Partners Fund..............  Forward Currency Contracts   $337,436,138
Realty Fund................  Newhall-Land and Farming
                               Company Put Options
                               Written                      35,325,000
Small-Cap Fund.............  Forward Currency Contracts    109,507,663

--------------------------------------------------------------------------------
                            LONGLEAF PARTNERS FUNDS
                              FINANCIAL HIGHLIGHTS

The following condensed financial information, including total returns, has been financial statements appears in this report and should be read in is for a share outstanding throughout each period.

                                                          NET
                                                         GAINS
                                 NET                       ON                                 DISTRI-
                                ASSET                  SECURITIES     TOTAL      DIVIDENDS    BUTIONS
                                VALUE        NET        REALIZED       FROM       FROM NET     FROM     RETURN
                              BEGINNING   INVESTMENT      AND       INVESTMENT   INVESTMENT   CAPITAL     OF
                              OF PERIOD   INCOME(E)    UNREALIZED   OPERATIONS     INCOME      GAINS    CAPITAL
                              ---------   ----------   ----------   ----------   ----------   -------   -------
PARTNERS FUND
Year ended December 31,
    1997....................   $22.85        $.21        $ 6.24       $ 6.45       $ (.21)    $(3.11)   $    -
    1996....................    21.15         .37          4.09         4.46         (.38)     (2.38)        -
    1995....................    17.13         .30          4.40         4.70         (.24)      (.44)        -
    1994....................    16.92         .21          1.30         1.51         (.16)     (1.14)        -
    1993....................    14.70         .10          3.16         3.26         (.09)      (.95)        -
    1992....................    13.34         .07          2.65         2.72         (.07)     (1.29)        -
REALTY FUND
Year ended December 31,
  1997......................    13.97         .19          3.96         4.15        (0.09)     (0.64)    (0.04)
January 2, 1996 (Initial
    Capitalization) through
    December 31, 1996.......    10.00         .16          3.91         4.07         (.04)      (.05)     (.01)
SMALL-CAP FUND
Year ended December 31,
    1997....................    17.86         .25          4.94         5.19         (.18)      (.69)        -
    1996....................    14.46         .03          4.40         4.43         (.02)     (1.01)        -
    1995....................    13.28         .12          2.35         2.47         (.12)     (1.17)        -
    1994....................    13.49        (.03)          .52          .49            -       (.70)        -
    1993....................    11.40        (.06)         2.32         2.26            -       (.17)        -
    1992....................    10.67        (.01)          .74          .73            -          -         -

 * Annualized
(a) Aggregate, not annualized.
(b) Not applicable for prior periods prior to 1996.
(c) Before expense limitation fee waiver, this ratio was 1.60%.
(d) Before expense limitation fee waiver, this ratio was .82%.
(e) Calculated based on weighted average shares outstanding for the period.

--------------------------------------------------------------------------------
                            LONGLEAF PARTNERS FUNDS
                              FINANCIAL HIGHLIGHTS

audited by Coopers & Lybrand L.L.P. The audit report on the 1997 conjunction with this condensed financial information. The presentation

                                              RATIO OF
               NET                            EXPENSES    RATIO OF
              ASSET             NET ASSETS       TO          NET
     TOTAL    VALUE               END OF      AVERAGE     INCOME TO    PORTFOLIO     AVERAGE
    DISTRI-   END OF   TOTAL      PERIOD        NET        AVERAGE     TURNOVER     COMMISSION
    BUTIONS   PERIOD   RETURN   (THOUSANDS)    ASSETS    NET ASSETS      RATE      RATE PAID(B)
    -------   ------   ------   -----------   --------   -----------   ---------   ------------
    $(3.32)   $25.98    28.25%(a) $2,605,070     .94%        0.81%       38.07%      $0.0514
     (2.76)    22.85    21.02      2,300,079     .95         1.61        33.18        0.0750
      (.68)    21.15    27.50      1,876,467    1.01         1.45        12.60
     (1.30)    17.13     8.96        753,527    1.17         1.18        27.39
     (1.04)    16.92    22.20        397,282    1.26          .63        19.12
     (1.36)    14.70    20.47        243,678    1.29          .50        29.12
     (0.77)    17.35    29.73        737,302    1.20         0.75        28.66        0.0739
      (.10)    13.97    40.69        156,009    1.50(c)       .92(d)      4.28        0.0613
      (.87)    22.18    29.04        915,259    1.09         1.18        16.95        0.0514
     (1.03)    17.86    30.64        252,157    1.23          .18        27.97        0.0605
     (1.29)    14.46    18.61        135,977    1.30          .84        32.95
      (.70)    13.28     3.64         99,609    1.38         (.22)       19.79
      (.17)    13.49    19.83         85,087    1.45         (.45)       14.37
         -     11.40     6.87         62,181    1.45         (.03)       25.80

--------------------------------------------------------------------------------
                               SERVICE DIRECTORY

FUND INFORMATION                                                  (800) 445-9469
To request a prospectus, financial report, application or other Fund information call (800) 445-9469 from 8:00 a.m. to 8:00 p.m. Eastern time, seven days a week.

EXISTING SHAREHOLDER INQUIRIES                                    (800) 488-4191
To request action on your existing account contact the transfer agent, NFDS, at
(800) 488-4191 from 9:00 a.m. to 6:00 p.m. Eastern time, Monday through Friday.


     Mail correspondence to:              Overnight address:
     Longleaf Partners Funds            Longleaf Partners Funds
            c/o NFDS                           c/o NFDS
         P.O. Box 419929               1004 Baltimore, 5th Floor
   Kansas City, MO 64141-6929            Kansas City, MO 64105
                                            (816) 435-5241

24-HOUR AUTOMATED INFORMATION                                     (800) 378-3788
For automated reporting of daily prices, account balances and transaction activity call (800) 378-3788, 24-hours a day, seven days a week. Please have your Fund number (see below) and account number ready to access your investment information.

SERVICES FOR FINANCIAL ADVISORS                                   (800) 761-2509
Please contact Lee Harper or Mary Williamson for additional information.

PUBLISHED DAILY PRICE QUOTATIONS
Daily net asset values per share of each Fund are reported in mutual fund quotations tables of major newspapers in alphabetical order under the bold heading LONGLEAF PARTNERS as follows:

                                 TRANSFER AGENT
ABBREVIATION  SYMBOL    CUSIP     FUND NUMBER
------------  ------  ---------  --------------
  Partners    LLPFX   543069108       133
   Realty     LLREX   543069306       135
   Sm-Cap     LLSCX   543069207       134

--------------------------------------------------------------------------------
                             TRUSTEES AND OFFICERS

Trustees
  O. Mason Hawkins, Chairman
  Chadwick H. Carpenter, Jr.
  Daniel W. Connell, Jr.
  Steven N. Melnyk
  C. Barham Ray
  W. Reid Sanders

Officers
  O. Mason Hawkins, Co-Portfolio Manager and Chief Executive Officer

  W. Reid Sanders, President

  G. Staley Cates, Co-Portfolio Manager and Vice President - Investments

  C. T. Fitzpatrick, Co-Portfolio Manager of the Realty Fund and Vice-President - Investments

  Charles D. Reaves, Executive Vice President and General Counsel

  Julie M. Douglas, Executive Vice President - Operations and Treasurer

  Lee B. Harper, Executive Vice President - Marketing

  Frank N. Stanley III, Vice President - Investments

  John B. Buford, Vice President - Investments

  Randy D. Holt, Vice President and Secretary

Transfer Agent
  National Financial Data Services
  Kansas City, Missouri

Custodian
  State Street Bank & Trust Company
  Boston, Massachusetts

Special Legal Counsel
  Dechert Price & Rhodes
  Washington D.C.

Independent Public Accountants
  Coopers & Lybrand L.L.P.
  Boston, Massachusetts

                            Longleaf Partners Funds
                                    c/o NFDS
                                P.O. Box 419929
                           Kansas City, MO 64141-6929

                           Fund Information Requests
                                 (800) 445-9469
                         Shareholder Account Inquiries
                                 (800) 488-4191